dot com ENTERTAINMENT GROUP, INC.
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	(Unaudited)	(Audited)
	March 31, 2003	December 31, 2002
ASSETS

Current assets:
Cash and cash equivalents	$703,509	$938,705
Accounts receivable:
Trade, less allowance of $32,000	662,981	461,449
($63,000 - 2002)
Other	15,294	21,042
Income taxes recoverable	59,071	181,566
Prepaid expenses and deposits	85,565	53,668
Total current assets	1,526,420	1,656,430

Deferred software development costs	55,791	-

Fixed assets - net	156,502	118,814

Patents - net	2,165	2,165

	$1,740,878	$1,777,409

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$144,062	$167,882
Restructuring reserve	-	67,500
Legal settlement reserve	-	16,344
Income taxes payable	7,094	3,403
Deferred revenue	129,555	138,463
Total current liabilities	280,711	393,592

Long-term liabilities:
Deferred income taxes	22,316	-

Total liabilities	303,027	393,592

Stockholders' equity:
Common stock, $0.001 par value, 50,000,000
shares authorized, 10,855,500 shares issued
and outstanding (10,695,500 - 2002)	10,856	10,696
Additional paid in capital	1,556,631	1,518,847
Retained earnings (accumulated deficit)	(101,177)	(145,726)
	1,466,310	1,383,817
Unearned common stock and option compensation	(28,459)	-
	1,437,851	1,383,817

	$1,740,878	$1,777,409

(see accompanying notes)

dot com ENTERTAINMENT GROUP, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
(ACCUMULATED DEFICIT)
(Unaudited)

	Three Months Ended
	March 31
	2003	2002

Revenues:
Royalties	$733,250	$663,545
Installation fees	155,770	406,225
e-digital and support services	31,200	164,265
Other income	7,500	-
	927,720	1,234,035

Expenses:
Research, software development and support services	326,699	373,102
General and administrative	376,769	261,846
Sales, marketing and services to licensees	150,005	216,581
	853,473	851,529

Income before income tax provision	74,247	382,506

Income tax provision
Current	7,382	153,002
Deferred	22,316	-
	29,698	153,002

Net income	44,549	229,504

Retained earnings (accumulated deficit),
beginning of period	(145,726)	368,740

Retained earnings (accumulated deficit),
end of period	$(101,177)	$598,244

Net income per share:
Basic	$0.00	$0.02

Diluted	$0.00	$0.02

Weighted average number of common
shares outstanding:
Basic	10,802,167	10,787,500

Diluted	10,802,167	11,242,220

(see accompanying notes)

dot com ENTERTAINMENT GROUP, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended March 31

	2003	2002

Cash flows from operating activities:
Net income	$44,549	$229,504
Adjustments to reconcile net income to
net cash used in operating activities:
Expenses satisfied by the issuance of common stock
and options	9,485	-
Depreciation	20,864	9,810
Deferred income taxes	22,316	-
Changes in non-cash working capital items:
Accounts receivable	(195,784)	(28,048)
Prepaid expenses and deposits	(31,897)	1,329
Accounts payable and accrued liabilities	(23,820)	21,706
Accounts payable - officers	-	(22,500)
Restructuring reserve	(67,500)	-
Legal settlement reserve	(16,344)	-
Income taxes recoverable/payable	126,186	(222,934)
Deferred revenue	(8,908)	(626)

Net cash used in operating activities	(120,853)	(11,759)

Cash flows from investing activities:
Purchases of fixed assets	(58,552)	(9,480)
Deferred software development costs	(55,791)	-

Net cash used in investing activities	(114,343)	(9,480)

Net decrease in cash during the period	(235,196)	(21,239)

Cash and cash equivalents, beginning of period	938,705	965,041

Cash and cash equivalents, end of period	$703,509	$943,802

Supplemental cash flow activities
Income taxes paid / (received)	$(118,804)	$375,936
Interest paid	$-	$-

(see accompanying notes)

dot com Entertainment Group, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - THREE-MONTH PERIOD ENDED MARCH 31, 2003

NOTE 1. - BASIS OF PRESENTATION

            The accompanying unaudited consolidated financial statements of dot com Entertainment Group, Inc. and its Subsidiaries (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ended December 31, 2003. For further information, refer to the Company's consolidated financial statements and footnotes as at and for the years ended December 31, 2002 and 2001 as filed with the Securities and Exchange Commission on Form 8K on July 10, 2003.  As discussed in note 8, these consolidated financial statements comply, in all material respects, with accounting principles generally accepted in Canada.

NOTE 2. - DEFERRED SOFTWARE DEVELOPMENT COSTS

            Software development costs are accounted for in accordance with Statement of Financial Accounting Standard ("SFAS") 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed". All costs incurred to establish the technological feasibility of a computer software product are expensed as incurred. Software development costs, incurred subsequent to the determination that the project is technically feasible, in the amount of $55,791 have been deferred for the three-month period ended March 31, 2003. No software development costs were deferred for the three-month period ended March 31, 2002. No amortization of deferred software development costs was recorded in the three-month periods ended March 31, 2003 or 2002.

NOTE 3. - STOCK OPTIONS

            During the three-month ended March 31, 2003, 285,000 options were granted under this plan with exercise prices ranging from $0.19 to $0.21 per share. These options were granted to directors and employees. These options vested immediately. During the three-month period ended March 31, 2003, 5,000 options issued to an employee were forfeited. During the three-month period ended March 31, 2002, 155,000 options were granted under this plan with exercise prices ranging from $0.81 to $1.08 per share. These options were granted to employees. During the three-month period ended March 31, 2002 no stock options were forfeited.

            Exercise prices for the options outstanding at March 31, 2003 fall into the following ranges:

Number of Shares Under Option

$0.01 - $0.20	5,000
$0.21 - $0.50	1,655,000
$0.51 - $1.00	1,542,500
$1.01 - $2.00	132,500
$2.01 - $3.00	432,500
3,767,500

            During the three-month period ended March 31, 2003, 25,000 non-qualified stock options were issued to a consultant for services to be rendered throughout fiscal 2003. Pursuant to the provisions of SFAS 123, the fair value of these options has been determined in the amount of $4,344 using the Black-Scholes pricing model following the assumptions noted below. This amount is being included in the determination of income on a straight-line basis throughout fiscal 2003. The excess of the value ascribed to the consultant's services over the amount included in the determination of income for the period is included as a component of "Unearned common stock and option compensation" included in Stockholders' Equity. No non-qualified options were issued to consultants during 2002 or 2001. In years prior to 2001, 810,000 non-qualified options had been issued to consultants.

            Accordingly as at March 31, 2003, there are 835,000 non-qualified options outstanding. 25,000 options are exercisable at $0.23 per share and expire in 2008, 50,000 options are exercisable at $2.50 per share and expire in 2005 and 760,000 options are exercisable at $3.00 per share and expire in 2004.

            For stock options issued to employees, including directors and officers, the Company has adopted the disclosure-only provisions of SFAS 123 and, accordingly, does not recognize compensation cost for stock option grants under fixed awards. SFAS 148, "Accounting for Stock Based Compensation - Transition and Disclosure," requires the Company to disclose in its interim consolidated financial statements the impact if the Company had elected to recognize compensation cost based on the fair value of the options granted at the grant date as prescribed by SFAS 123. The impact on net income and income per share for the three-month periods ended March 31, 2003 and 2002 would have been as follows:

	2003	2002

Net income - as reported	$44,549	$229,504
Total stock based employee compensation expense determined under the fair value method for all awards, net of tax	(43,224)	(111,333)

Net income - pro forma	$1,325	$118,171

Income per share - as reported, basic and diluted	$0.00	$0.02

Income per share - pro forma, basic and diluted	$0.00	$0.01

            No compensation expense was recorded in the three-month period ended March 31, 2003 or 2002 for stock options granted to employees, directors or officers.

            The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model based on the following weighted-average assumptions:

	2003	2002

Expected dividend yield	0%	0%
Expected stock price volatility	100%	100%
Risk-free interest rate	3.0%	3.0%
Expected life of options	5 years	5 years

NOTE 4. - EARNINGS PER SHARE

            In accordance with SFAS 128, "Earnings Per Share," the Company has reported basic earnings per share and fully diluted earnings per share. The Company determines the weighted average number of fully diluted common shares outstanding by applying the treasury stock method. For the three-month period ended March 31, 2003, under this method, none of the 4,822,500 outstanding stock options and warrants have been considered common stock equivalents because their assumed exercise would be anti-dilutive for the period. The diluted weighted average number of common shares outstanding at March 31, 2002 includes the impact of the assumed exercise of 2,015,000 stock options with exercise prices ranging from $0.75 to $0.89 per share. All other securities, consisting of 2,005,000 stock options and warrants with exercise prices ranging from $0.94 to $4.00, are anti-dilutive and have not been included in the calculation.

NOTE 5. - CONCENTRATION OF CREDIT RISKS

            At March 31, 2003 the Company had four customers, which either represented in excess of 10% of trade accounts receivable at that date or represented in excess of 10% of revenue for the three-month period then ended. Comparative information is provided as at and for the year-ended December 31, 2002. The percentage of period-end trade accounts receivable is computed based on trade accounts receivable net of any allowances for doubtful accounts:

		March 31, 2003	December 31, 2002

Customer 1	% of period end trade accounts receivable	30%	36%

	% of period revenue	16%	13%

Customer 2	% of period end trade accounts receivable	11%	17%

	% of period revenue	13%	27%

Customer 3	% of period end trade accounts receivable	12%	13%

	% of period revenue	Less than 10%	Less than 10%

Customer 4	% of period end trade accounts receivable	Less than 10%	Less than 10%

	% of period revenue	14%	Less than 10%

NOTE 6. - CAPITAL STOCK

            On February 4, 2003, the Company issued 160,000 common shares to directors for services rendered and to be rendered as part of the directors' compensation package for 2003. The Company's common shares were trading at $0.21 per share on that day and, accordingly, a value of $33,600 has been ascribed to this aspect of the directors' compensation package for fiscal 2003. This amount is being included in the determination of income on a straight-line basis throughout fiscal 2003. The excess of the value ascribed to the directors' services over the amount included in the determination of income for the period is included as a component of "Unearned common stock and option compensation" included in Stockholders' Equity.

NOTE 7. - RECLASSIFICATIONS

            Certain amounts and related disclosures in the financial statements for the three-month period ended March 31, 2002 have been reclassified to conform to the financial statement presentation for the three-month period ended March 31, 2003.

NOTE 8. - DIFFERENCES BETWEEN U.S. AND CANADIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

            These interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").  Reference should be made to note 11 of the Company's annual consolidated financial statements filed with the Securities and Exchange Commission under cover of Form 8K for a description of the differences between U.S. GAAP and accounting principles generally accepted in Canada.  No additional reconciling items have been identified in the three-month period ended March 31, 2003.